UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05908

John Hancock Premium Dividend Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2011

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Premium Dividend Fund

Semiannual Report
4.30.11

Ticker | **PDT**

Portfolio summary

Top 10 Holdings (29.5% of Total Investments on 4-30-11) [1]

CH Energy Group, Inc.	3.5%	Duquesne Light Company, 6.500%	2.8%

Wells Fargo & Company, 8.000%	3.2%	NSTAR	2.7%

Alabama Power Company, 5.200%	3.1%	PPL Electric Utilities Corp., Depositary
		Shares, 6.250%	2.7%
Nexen, Inc., 7.350%	3.1%
		HSBC USA, Inc., 2.858%	2.6%
MetLife, Inc., Series B, 6.500%	2.9%

Bank of America Corp., 6.375%	2.9%

Sector Composition[2,3]

Utilities	55%	Consumer Staples	2%

Financials	27%	Industrials	1%

Energy	7%	Consumer Discretionary	1%

Telecommunication Services	6%	Short-Term Investments & Other	1%

1 Cash and cash equivalents not included in Top 10 Holdings.

2 As a percentage of the Fund’s total investments on 4-30-11.

3 The Fund normally will invest at least 25% of its managed assets in securities of companies in the utilities industry. Such an investment focus makes the Fund more susceptible to factors adversely affecting the utilities industry than a more broadly diversified fund. Sector investing is subject to greater risks than the market as a whole.

6	Premium Dividend Fund | Semiannual report

Fund’s investments

As of 4-30-11 (unaudited)

	Shares	Value
Preferred Securities 89.72% (62.58% of Total Investments)		$579,535,203

(Cost $591,108,738)

Consumer Discretionary 1.09%		7,014,087

Media 1.09%

Comcast Corp., 7.000% (Z)	42,530	1,082,387

Viacom, Inc., 6.850% (Z)	230,000	5,931,700

Consumer Staples 2.88%		18,577,722

Food & Staples Retailing 2.88%

Ocean Spray Cranberries, Inc., Series A,
6.250% (S)(Z)	224,250	18,577,722

Energy 5.24%		33,866,476

Oil, Gas & Consumable Fuels 5.24%

Apache Corp., Series D, 6.000%	80,500	5,665,590

Nexen, Inc., 7.350% (Z)	1,112,900	28,200,886

Financials 38.92%		251,419,013

Capital Markets 1.70%

Credit Suisse Guernsey, 7.900% (Z)	174,000	4,753,680

Lehman Brothers Holdings, Inc., Depositary
Shares, Series D, 5.670% (I)	488,600	9,772

Morgan Stanley Capital Trust III, 6.250% (Z)	99,900	2,441,556

The Goldman Sachs Group, Inc., Series B,
6.200% (Z)	150,200	3,751,996

Commercial Banks 7.46%

HSBC Holdings PLC, Series A, 6.200% (Z)	25,000	609,250

Santander Finance Preferred SA Unipersonal,
Series 10, 10.500% (Z)	234,600	6,754,134

Santander Holdings USA, Inc., Series C,
7.300% (Z)	456,000	11,404,560

Wells Fargo & Company, 8.000% (L)(Z)	1,017,000	29,381,130

Consumer Finance 6.96%

HSBC Finance Corp., Depositary Shares,
Series B, 6.360% (Z)	35,600	847,280

HSBC USA, Inc., 2.858% (L)(Z)	499,700	23,885,660

SLM Corp., Series A, 6.970% (L)(Z)	445,500	20,247,975

Diversified Financial Services 15.98%

Bank of America Corp., 6.375% (L)(Z)	1,160,000	26,610,400

Bank of America Corp., 6.625% (L)(Z)	360,000	8,740,800

Bank of America Corp., 8.200% (Z)	35,000	910,000

See notes to financial statements	Semiannual report | Premium Dividend Fund	7

	Shares	Value
Diversified Financial Services (continued)

Bank of America Corp., Depositary Shares,
Series D, 6.204% (L)(Z)	960,000	$22,156,800

Bank of America Corp., Series MER, 8.625% (Z)	102,000	2,745,840

Citigroup Capital VII, 7.125%	35,000	884,100

Citigroup Capital VIII, 6.950%	29,800	744,404

Citigroup Capital XII (8.500% to 3-30-15, then
3 month LIBOR + 5.870%) (Z)	291,500	7,710,175

Citigroup Capital XIII (7.875% to 10-30-15,
then 3 month LIBOR + 6.370%)	26,000	721,760

Citigroup, Inc., 8.125%	328,830	8,960,618

Deutsche Bank Contingent Capital Trust II,
6.550% (Z)	285,275	7,109,053

Deutsche Bank Contingent Capital Trust III,
7.600% (L)(Z)	597,000	15,951,840

Insurance 5.48%

MetLife, Inc., Series B, 6.500% (L)(Z)	1,057,000	27,006,350

Principal Financial Group, 6.518%, Series B
(6.518% to 6-30-35, then higher of 10 year
Constant Maturity Treasury (CMT), or 30 year
CMT or 3 month LIBOR + 2.100%) (Z)	160,000	3,996,800

Prudential PLC, 6.750% (Z)	176,100	4,420,110

Real Estate Investment Trusts 1.27%

Kimco Realty Company, 6.650%, Depositary
Shares, Series F (Z)	200,000	4,978,000

Public Storage, Inc., 6.125% (Z)	35,000	879,200

Wachovia Preferred Funding Corp., Series A, 7.250%	90,500	2,369,290

Thrifts & Mortgage Finance 0.07%

Federal Home Loan Mortgage Corp., Series Z
(8.375% to 12-31-12, then higher of
3 month LIBOR + 4.160% or 7.875%) (I)	55,000	111,100

Federal National Mortgage Association,
Series S (8.250% to 12-31-10, then higher of
3 month LIBOR + 4.230% or 7.750%) (I)	159,500	325,380

Industrials 1.38%		8,918,000

Road & Rail 1.38%

AMERCO, Inc., Series A, 8.500% (L)(Z)	350,000	8,918,000

Telecommunication Services 4.35%		28,109,069

Diversified Telecommunication Services 0.00%

Touch America Holdings, Inc., 6.875% (I)	161,778	0

Wireless Telecommunication Services 4.35%

Telephone & Data Systems, Inc., 6.875%	161,250	4,031,250

Telephone & Data Systems, Inc., 6.625% (L)(Z)	280,000	6,888,000

United States Cellular Corp., 7.500% (L)(Z)	679,977	17,189,819

Utilities 35.86%		231,630,836

Electric Utilities 25.71%

Alabama Power Company, 5.200% (L)(Z)	1,178,600	28,769,626

Carolina Power & Light Company, 5.440% (Z)	11,382	1,090,538

8	Premium Dividend Fund | Semiannual report	See notes to financial statements

	Shares	Value
Electric Utilities (continued)

Duquesne Light Company, 6.500% (Z)	519,900	$25,556,360

Entergy Arkansas, Inc., 6.450% (Z)	350,000	8,542,205

Entergy Mississippi, Inc., 6.250%	667,000	16,424,875

FPC Capital I, Series A, 7.100% (Z)	240,000	6,182,400

HECO Capital Trust III, 6.500% (Z)	181,000	4,660,750

NSTAR Electric Company, 4.780% (Z)	100,000	8,462,500

PPL Electric Utilities Corp., Depositary Shares,
6.250% (L)(Z)	1,000,000	25,000,000

PPL Energy Supply, LLC, 7.000% (Z)	272,500	6,910,600

Southern California Edison Company,
6.125% (Z)	195,000	18,372,666

Southern California Edison Company, Series C,
6.000% (Z)	80,000	7,575,000

Westar Energy, Inc., 6.100% (Z)	333,700	8,512,687

Independent Power Producers & Energy Traders 1.34%

Constellation Energy Group, Inc., Series A,
8.625% (Z)	323,600	8,627,176

Multi-Utilities 8.81%

Baltimore Gas & Electric Company, Series 1993,
6.700% (Z)	20,250	2,070,563

Baltimore Gas & Electric Company, Series 1995,
6.990% (Z)	134,000	13,818,750

BGE Capital Trust II, 6.200% (Z)	616,000	15,369,200

Consolidated Edison Company of New York,
Inc., Series C, 4.650%	18,320	1,630,480

Consolidated Edison Company of New York,
Inc., Series D, 4.650%	5,000	411,717

Interstate Power & Light Company, Series B,
8.375% (Z)	132,800	3,853,856

Pacific Enterprises, 4.360% (L)(Z)	42,400	3,349,600

Pacific Enterprises, 4.750% (Z)	52,285	4,444,748

Union Electric Company, 3.700% (Z)	12,262	801,628

Virginia Electric & Power Company, 6.980% (Z)	45,500	4,692,188

Xcel Energy, Inc., Series B, 4.080% (Z)	8,610	657,632

Xcel Energy, Inc., Series D, 4.110% (Z)	34,581	2,629,885

Xcel Energy, Inc., Series E, 4.160% (Z)	40,020	3,213,206

Common Stocks 52.38% (36.53% of Total Investments)		$338,336,226

(Cost $297,622,998)

Energy 4.45%		28,761,800

Oil, Gas & Consumable Fuels 4.45%

BP PLC, SADR (Z)	100,000	4,614,000

Chevron Corp. (L)(Z)	102,500	11,217,600

Kinder Morgan, Inc.	10,000	285,800

Spectra Energy Corp.	170,000	4,936,800

Total SA, SADR	120,000	7,707,600

See notes to financial statements	Semiannual report | Premium Dividend Fund	9

	Shares	Value
Industrials 0.41%		$2,658,500

Industrial Conglomerates 0.41%

General Electric Company (L)(Z)	130,000	2,658,500

Telecommunication Services 4.07%		26,265,550

Diversified Telecommunication Services 4.07%

AT&T, Inc. (Z)	410,000	12,759,200

Verizon Communications, Inc. (L)(Z)	357,500	13,506,350

Utilities 43.45%		280,650,376

Electric Utilities 12.33%

American Electric Power Company, Inc. (L)(Z)	220,000	8,025,600

Duke Energy Corp. (L)(Z)	355,000	6,620,750

Entergy Corp.	130,000	9,063,600

FirstEnergy Corp.	410,000	16,383,600

Northeast Utilities (L)(Z)	192,500	6,853,000

PNM Resources, Inc. (Z)	500,000	7,665,000

Progress Energy, Inc. (Z)	385,000	18,268,250

Progress Energy, Inc. (I)	337,750	47,285

Southern Company	75,000	2,928,000

UIL Holding Corp.	120,000	3,818,400

Gas Utilities 0.87%

Atmos Energy Corp. (L)(Z)	110,000	3,837,900

ONEOK, Inc.	25,000	1,748,500

Multi-Utilities 30.25%

Alliant Energy Corp. (Z)	447,520	17,694,941

Ameren Corp. (L)(Z)	80,000	2,344,800

Black Hills Corp. (L)(Z)	95,000	3,301,250

CH Energy Group, Inc. (Z)	600,000	32,172,000

Consolidated Edison, Inc. (L)(Z)	60,000	3,127,200

Dominion Resources, Inc. (L)(Z)	195,000	9,051,900

DTE Energy Company (L)(Z)	410,000	20,717,300

Integrys Energy Group, Inc. (L)(Z)	240,000	12,566,400

National Grid PLC, SADR	145,000	7,442,850

NiSource, Inc. (Z)	490,000	9,530,500

NSTAR (L)(Z)	545,000	25,233,500

OGE Energy Corp. (Z)	255,000	13,558,350

Public Service Enterprise Group, Inc.	120,000	3,860,400

TECO Energy, Inc. (L)(Z)	570,000	10,983,900

Vectren Corp. (L)(Z)	220,000	6,287,600

Xcel Energy, Inc. (L)(Z)	720,000	17,517,600

10	Premium Dividend Fund | Semiannual report	See notes to financial statements

		Maturity
	Yield	date	Par value	Value

Short-Term Investments 1.27% (0.89% of Total Investments)				$8,199,991

(Cost $8,199,991)

Commercial Paper* 1.27%				8,199,991

Chevron Corp.	0.040%	5-2-11	$8,200,000	8,199,991

Total investments (Cost $896,931,727)† 143.37%				$926,071,420

Other assets and liabilities, net (43.37%)			($280,126,471)

Total net assets 100.00%				$645,944,949

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

LIBOR London Interbank Offered Rate

SADR Sponsored American Depositary Receipts

(I) Non-income producing security.

(L) All or a portion of this security is on loan as of 4-30-11. Total value of securities on loan at 4-30-11 was $245,959,921.

(S) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(Z) All or a portion of this security is pledged as collateral pursuant to the Committed Facility Agreement. Total collateral value at 4-30-11 was $712,078,894.

* Yield represents the annualized yield at the date of purchase.

† At 4-30-11, the aggregate cost of investment securities for federal income tax purposes was $899,853,600. Net unrealized appreciation aggregated $26,217,820, of which $78,204,652 related to appreciated investment securities and $51,986,832 related to depreciated investment securities.

See notes to financial statements	Semiannual report | Premium Dividend Fund	11

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 4-30-11 (unaudited)

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value per share.

Assets

Investments, at value (Cost $896,931,727)	$926,071,420
Cash	44,799
Dividends receivable	3,549,911
Other receivables and prepaid assets	619,520

Total assets	930,285,650

Liabilities

Committed facility agreement payable (Note 7)	284,000,000
Interest payable (Note 7)	24,326
Payable to affiliates
Accounting and legal services fees	67,151
Trustees’ fees	88,999
Other liabilities and accrued expenses	160,225

Total liabilities	284,340,701

Net assets

Capital paid-in	$616,083,154
Undistributed net investment income	2,216,293
Accumulated net realized loss on investments	(1,494,191)
Net unrealized appreciation on investments	29,139,693

Net assets	$645,944,949

Net asset value per share

Based on 49,969,927 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$12.93

12	Premium Dividend Fund | Semiannual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the six-month period ended 4-30-11
(unaudited)

This Statement of Operations summarizes the Fund’s investment income earned, expenses incurred in operating the Fund and net gains (losses) for the period stated.

Investment income

Dividends	$26,927,597
Interest	90,819
Less foreign taxes withheld	(6,426)

Total investment income	27,011,990

Expenses

Investment management fees (Note 4)	3,578,755
Accounting and legal services fees (Note 4)	445,669
Transfer agent fees	72,400
Trustees’ fees (Note 4)	53,281
Printing and postage	102,823
Professional fees (Note 9)	102,304
Custodian fees	47,307
Interest expense (Note 7)	1,573,149
Stock exchange listing fees	21,887
Other	136,206

Total expenses	6,133,781
Less expense reductions (Note 9)	(457,590)

Net expenses	5,676,191

Net investment income	21,335,799

Realized and unrealized gain (loss)

Net realized gain on investments	1,564,485

Change in net unrealized appreciation (depreciation) of investments	37,931,046

Net realized and unrealized gain	39,495,531

Increase in net assets from operations	$60,831,330

See notes to financial statements	Semiannual report | Premium Dividend Fund	13

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Six months
	ended	Year
	4-30-11	ended
	(unaudited)	10-31-10
Increase (decrease) in net assets

From operations
Net investment income	$21,335,799	$40,435,861
Net realized gain (loss)	1,564,485	(74,449)
Change in net unrealized appreciation (depreciation)	37,931,046	122,768,814

Increase in net assets resulting from operations	60,831,330	163,130,226

Distributions to shareholders
From net investment income	(22,636,377)	(43,273,957)

Total increase	38,194,953	119,856,269

Net assets

Beginning of period	607,749,996	487,893,727

End of period	$645,944,949	$607,749,996

Undistributed net investment income	$2,216,293	$3,516,871

14	Premium Dividend Fund | Semiannual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of cash flows

This Statement of Cash Flows shows cash flow from operating and financing activities for the period stated.

For the
six-month
period ended
4-30-11
(unaudited)
Cash flows from operating activities

Net increase in net assets from operations	$60,831,330
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(41,652,450)
Long-term investments sold	27,362,931
Decrease in short-term investments	22,300,009
Increase in dividends receivable	(113,500)
Decrease in payable for investments purchased	(5,481,256)
Increase in other receivables and prepaid expenses	(515,945)
Increase in payable to affiliates	21,589
Decrease in interest payable	(10,506)
Decrease in other liabilities and accrued expenses	(664,145)
Net change in unrealized (appreciation) depreciation on investments	(37,931,046)
Net realized gain on investments	(1,564,485)
Net cash provided by operating activities	$22,582,526

Cash flows from financing activities
Distributions to common shareholders	(22,636,377)

Net cash used in financing activities	($22,636,377)

Net decrease in cash	($53,851)

Cash at beginning of period	$98,650

Cash at end of period	$44,799

Supplemental disclosure of cash flow information

Cash paid for interest	$1,583,655

See notes to financial statements	Semiannual report | Premium Dividend Fund	15

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES

Period ended	4-30-11[1]	10-31-10	10-31-09	10-31-08	10-31-07	10-31-06
Per share operating performance

Net asset value, beginning
of period	$12.16	$9.76	$8.67	$12.61	$12.87	$11.78
Net investment income[2]	0.43	0.81	0.77	0.82	0.87	0.88
Net realized and unrealized gain
(loss) on investments	0.79	2.46	1.15	(3.98)	(0.24)	1.11
Distributions to DARTS*	—	—	—	(0.20)	(0.29)	(0.25)
Total from
investment operations	1.22	3.27	1.92	(3.36)	0.34	1.74
Less distributions to
common shareholders
From net investment income	(0.45)	(0.87)	(0.72)	(0.58)	(0.60)	(0.65)
From net realized gain	—	—	(0.12)	(0.01)	—	—
Total distributions	(0.45)	(0.87)	(0.84)	(0.59)	(0.60)	(0.65)
Anti-dilutive impact of tender
offer and share repurchase	—	—	0.01[3]	0.01[4]	—	—
Net asset value, end of period	$12.93	$12.16	$9.76	$8.67	$12.61	$12.87
Per share market value,
end of period	$11.64	$11.72	$9.14	$7.00	$10.59	$11.26
Total return at net asset
value (%)[5]	10.54[6]	35.08	25.73	(26.60)	3.32	15.91
Total return at market value (%)[5]	3.25[6]	39.03	45.84	(29.43)	(0.83)	8.11

Ratios and supplemental data

Net assets applicable to common
shares, end of period (in millions)	$646	$608	$488	$456	$709	$194
Ratios (as a percentage of average
net assets):
Expenses before reductions
(excluding interest expense)	1.49[8]	1.69	1.73	1.64	1.71	1.67
Interest expense (Note 7)	0.52[8]	0.57	0.77	0.58	—	—
Expenses before reductions
(including interest expense)	2.01[8]	2.26	2.50	2.22	1.71	1.67
Expenses net of fee waivers
(excluding interest expense)	1.42[15]	2.26	2.50	2.22	1.71	1.67
Expenses net of fee waivers
(including interest expense)	1.94[15]	2.26	2.50	2.22	1.71[7]	1.67[7]
Net investment income	6.92[15]	7.26	9.21	7.59	6.86[9]	7.36[9]
Portfolio turnover (%)	3	21	7	15	14[10]	24

16	Premium Dividend Fund | Semiannual report	See notes to financial statements

COMMON SHARES

Period ended	4-30-11[1]	10-31-10	10-31-09	10-31-08	10-31-07	10-31-06
Senior securities

Total value of DARTS outstanding
(in millions)	—	—	—	—	$351	$100
Involuntary liquidation preference
per unit (in thousands)	—	—	—	—	100	100
Average market value per unit
(in thousands)	—	—	—	—	100	100
Asset coverage per unit[11]	—	—	—	—[12]	$300,814	$292,301
Total debt outstanding end of year
(in millions) (Note 7)	$284	$284	$250	$239	—	—
Asset coverage per $1,000
of DARTS[13]	—	—	—	—	$3,016	$2,930
Asset coverage per $1,000
of debt[14]	$3,274	$3,140	$2,954	$2,913	—	—

* Dutch Auction Rate Transferable Securities.
1 Semiannual period from 11-1-10 to 4-30-11. Unaudited.
2 Based on the average daily shares outstanding.
3 The tender offer was completed at a repurchase price of $6.98 for 2,629,996 shares, which equals $18,353,857 in redemptions. The tender offer had a $0.01 NAV impact.
4 The tender offer was completed at a repurchase price of $8.38 for 2,768,417 shares, which equals $23,199,333 in redemptions. The tender offer had a $0.01 NAV impact.
5 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.
6 Not annualized.
7 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of expenses would have been 1.13% and 1.07% for the years ended 10-31-07 and 10-31-06, respectively.
8 Annualized.
9 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratios of net investment income would have been 4.54% and 4.74% for the periods ended 10-31-07 and 10-31-06, respectively.
10 Excludes merger activity.
11 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing that amount by the number of DARTS outstanding, as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.
12 In May 2008, the Fund entered into a Revolving Credit Agreement with a third-party commercial bank in order to redeem the DARTS. The redemption of all DARTS was completed on 7-3-08.
13 Asset coverage equals the total net assets plus DARTS divided by the DARTS of the Fund outstanding at period end.
14 Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end (Note 7).
15 All expenses have been annualized except insurance reimbursement, which was 0.07% of average net assets and is non-recurring. This reimbursement increased the net investment income by $0.01 and the net investment income ratio by 0.07%.

See notes to financial statements	Semiannual report | Premium Dividend Fund	17

Notes to financial statements
(unaudited)

Note 1 — Organization

John Hancock Premium Dividend Fund (the Fund) is a closed-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18	Premium Dividend Fund | Semiannual report

The following is a summary of the values by input classification of the Fund’s investments as of April 30, 2011, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 4-30-11	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Preferred Securities
Consumer Discretionary	$7,014,087	$7,014,087	—	—
Consumer Staples	18,577,722	—	$18,577,722	—
Energy	33,866,476	33,866,476	—	—
Financials	251,419,013	251,419,013	—	—
Industrials	8,918,000	8,918,000	—	—
Telecommunication
Services	28,109,069	28,109,069	—	—
Utilities	231,630,836	123,811,846	107,818,990	—
Common Stocks
Energy	28,761,800	28,761,800	—	—
Industrials	2,658,500	2,658,500	—	—
Telecommunication
Services	26,265,550	26,265,550	—	—
Utilities	280,650,376	280,650,376	—	—
Short-Term Investments	8,199,991	—	8,199,991	—

Total Investments in
Securities	$926,071,420	$791,474,717	$134,596,703	—

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. During the six-month period ended April 30, 2011, there were no significant transfers in or out of Level 1 or Level 2 assets.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Foreign securities are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after ex-date. In those cases, dividend income is recorded when the Fund becomes aware of the dividends.

Overdrafts. Pursuant to the custodian agreement, the Fund’s custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian has a lien, security interest or security

Semiannual report | Premium Dividend Fund	19

entitlement in any Fund property, that is not segregated, to the maximum extent permitted by law to the extent of any overdraft.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has a capital loss carryforward of $136,803 available to offset future net realized capital gains as of October 31, 2010. The loss carryforward expires on October 31, 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends monthly and capital gain distributions, if any, annually.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sales loss deferrals.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

Note 3 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is

20	Premium Dividend Fund | Semiannual report

unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. The Adviser is an indirect wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management contract with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to 0.50% of the Fund’s average daily net assets and the value attributed to the Committed Facility Agreement (see Note 7) (collectively, managed assets). In addition, the Fund pays 5.00% of the Fund’s daily gross income, which amounted to $1,350,600. The Adviser has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (formerly MFC Global Investment Management (U.S.), LLC), an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the six months ended April 30, 2011 were equivalent to an annual effective rate of 0.80% of the Fund’s average daily managed assets.

Administrative services. The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and other operational activities and maintains Fund communications with shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.10% of the Fund’s average weekly managed assets.

Trustees expenses. The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of Assets and Liabilities.

Note 5 — Fund share transactions

There were no fund share transactions for the six months ended April 30, 2011 or the year ended October 31, 2010.

Note 6 — Leverage risk

The Fund utilizes a Committed Facility Agreement (CFA) to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the facility and have the potential to benefit or be disadvantaged from the use of leverage. The Adviser’s fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares

• fluctuations in the interest rate paid for the use of the credit facility

• increased operating costs, which may reduce the Fund’s total return

Semiannual report | Premium Dividend Fund	21

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed

• the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

Note 7 — Committed Facility Agreement

The Fund has entered into a Committed Facility Agreement (CFA) with a subsidiary of BNP Paribas (BNP) that allows it to borrow up to $332 million and to invest the borrowings in accordance with its investment practices. Prior to April 29, 2011, the Fund could borrow up to $284 million under the CFA.

Borrowings under the CFA are secured by the assets of the Fund as disclosed in the Fund’s investments. Interest charged is at the rate of one-month LIBOR (reset daily) plus 0.70%. Prior to April 29, 2011, the interest rate was one-month LIBOR plus 0.85%. The Fund also pays a commitment fee of 0.60% per annum on the unused portion of the facility. The commitment fee for the six months ended April 30, 2011, totaled $1,600 and is included in the interest expense in the Statement of operations. As of April 30, 2011, the Fund had borrowings of $284,000,000 at an interest rate of 0.91%, which are reflected on the Statement of assets and liabilities. During the six months ended April 30, 2011, the average borrowing under the CFA and the effective average interest rate were $284,000,000 and 1.10%, respectively.

The Fund may terminate the agreement with 90 days’ notice and, if the Board of Trustees determines that the elimination of all indebtedness leveraging the Fund’s investments is in the best interests of the Fund’s shareholders, the Fund may terminate the agreement with 30 days’ notice. In addition, if certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the CFA could be deemed in default and result in termination. Absent a default or a facility termination event, BNP is required to provide the Fund with 270 days’ notice prior to terminating or amending the CFA.

The Fund has entered into an agreement with BNP that allows BNP to borrow a portion of the pledged collateral (Lent Securities) in an amount not to exceed the lesser of: (i) outstanding borrowings owed by the Fund to BNP and (ii) thirty-three and one-third percent of the Fund’s total assets. The Fund can designate any security within the pledged collateral as ineligible to be a Lent Security and can recall any of the Lent Securities. The Fund also has the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the current borrowings under the CFA in the event that BNP fails to timely return the Lent Securities and in certain other circumstances. Income earned from Lent Securities is recorded as a component of interest income on the Statement of operations. During the six months ended April 30, 2011, the Fund recorded $48,977 in income from Lent Securities.

Note 8 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $41,652,450 and $27,362,931, respectively, for the six months ended April 30, 2011.

22	Premium Dividend Fund | Semiannual report

Note 9 — Other matters

In July 2010, John Hancock Premium Dividend Fund received a demand letter from a law firm on behalf of a purported holder of common shares of the fund relating to the redemption of the auction preferred shares (APS). In August 2010, shareholder derivative complaints were filed in the Superior Court of The Commonwealth of Massachusetts, Suffolk County, by the same law firm on behalf of the purported shareholder against John Hancock Advisers, LLC, the Fund’s adviser, the adviser’s parent company, Manulife Financial Corporation, and certain individuals with respect to two other John Hancock advised funds.

A Joint Motion To Dismiss With Prejudice was filed on February 28, 2011 in the Business Litigation Session of the Superior Court of The Commonwealth of Massachusetts, Suffolk County. On March 1, 2011, the Court granted the Motion to Dismiss with Prejudice.

For the six months ended April 30, 2011, the results of operations include non-recurring legal fees and expenses of approximately $90,672 related to this matter, which are included in Professional fees on the Statement of operations. During the period, the Fund recorded reimbursement from its insurance provider of $457,590, which is included in expense reductions on the Statement of operations.

Semiannual report | Premium Dividend Fund	23

Additional information

Unaudited

Investment objective and policy

The Fund’s investment objective is to provide a high current income, consistent with modest growth of capital for holders of its common shares. The Fund will pursue its objective by investing in a diversified portfolio of dividend paying preferred securities and common equity securities.

The Fund’s nonfundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund’s Trustees on September 13, 1994. The policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least BBB by S&P or Baa by Moody’s) at the time of investment or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

On November 20, 2001, the Fund’s Trustees approved the following investment policy investment restriction change, effective December 15, 2001. Under normal circumstances, the Fund will invest at least 80% of its assets in dividend paying securities. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

On January 25, 2008, the Fund’s Trustees approved a change to the Fund’s investment policy regarding investments in securities of companies in the utilities industry. The Fund’s non-fundamental investment policy stating that the Fund normally will invest more than 65% of its total assets in securities of companies in the utilities industry was changed to a fundamental policy to state that the Fund normally will invest more than 25% of its total assets in securities of companies in the utilities industry.

Effective October 18, 2010, the Fund’s name was changed from John Hancock Patriot Premium Dividend Fund II to John Hancock Premium Dividend Fund. This name change had no impact on the investment objective or strategy of the Fund.

On March 9, 2011, the Board of Trustees approved the following investment policy regarding the use of reverse repurchase agreement transactions:

Reverse repurchase agreements: The Fund may engage in reverse repurchase agreement transactions to the extent permitted under the Investment Company Act of 1940, as amended (“1940 Act”), and related guidance of the Securities and Exchange Commission and its staff. The Fund intends to use reverse repurchase agreements to obtain investment leverage either alone and/or in combination with other forms of investment leverage. The Fund may also use reverse repurchase agreement transactions for temporary or emergency purposes. In a reverse repurchase agreement transaction, the Fund temporarily transfers possession of a portfolio instrument to another party in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. The value of the portfolio securities transferred may substantially exceed the purchase price received by the Fund under the reverse repurchase agreement transaction and, during the life of the reverse repurchase agreement transaction, the Fund may be required to transfer additional securities if the market value of those securities initially transferred declines. In engaging in a reverse repurchase transaction, the Fund may transfer (“sell”) any of its portfolio securities to a broker-dealer, bank or another financial institution counterparty as determined by the Adviser to be appropriate. In accordance with guidance from the SEC and its staff from time to time in effect, the Fund will earmark or segregate liquid assets equal to repayment obligations under the reverse repurchase agreements. When the Fund enters into a reverse repurchase agreement transaction, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may

24	Premium Dividend Fund | Semiannual report

be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets.

On March 9, 2011, the Board of Trustees also approved certain other investment policy changes, as summarized below:

(i) investment policy stating that “The Fund will pursue its objective by investing in a diversified portfolio comprised primarily of dividend-paying preferred and common equity securities.” was replaced with the following: “The Fund will pursue its objective by investing in a diversified portfolio comprised primarily of dividend-paying preferred securities and common equity securities”; and

(ii) investment policy stating that “Preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least BBB by S&P or Baa by Moody’s) at the time of investment or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser.” was replaced with the following: “Preferred securities and debt obligations in which the Fund will invest will be rated investment grade (at least BBB by S&P or Baa by Moody’s) at the time of investment or will be preferred securities of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser.”

On June 7, 2011, the Board of Trustees approved the following new investment policy regarding the use of interest rate swaps:

Interest Rate Swaps. The Fund may enter into interest rate swap agreements. Interest rate swap agreements are privately negotiated agreements between a Fund and counterparty to exchange fixed for floating rate cash flows at specified intervals. Swaps are marked-to-market daily based upon values from third party vendors or broker quotations, and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for the swap, that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The Fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions. There can be no guarantee that the Fund’s hedging will be successful; there are economic costs associated with hedging through the use of interest rate swaps.

Bylaws

In November 2002, the Board of Trustees adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders.

Effective September 9, 2008, the Fund’s bylaws were amended with respect to notice requirements for Trustee nominations and other proposals by the Fund’s shareholders. These provisions require the disclosure of the nominating shareholder and the nominee’s investment interests as they relate to the

Semiannual report | Premium Dividend Fund	25

Fund, as well as the name of any other shareholder supporting the nominee for election as a Trustee or the proposal of other business. In order for notice to be proper, such notice must disclose the economic interests of the nominating shareholder and nominee, including his or her holdings of shares in the Fund, the intent upon which those shares were acquired, and any hedging arrangements (including leveraged or short positions) made with respect to the shares of the Fund. Additionally, any material interest that the shareholder has in the business to be brought before the meeting must be disclosed.

Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws.

Dividends and distributions

During the six-month period ended April 30, 2011, dividends from net investment income totaling $0.4530 per share were paid to shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

November 30, 2010	$0.0755
December 31, 2010	0.0755
January 31, 2011	0.0755
February 28, 2011	0.0755
March 31, 2011	0.0755
April 29, 2011	0.0755
Total	$0.4530

Dividend reinvestment plan

The Board of Trustees approved certain amendments to the Fund’s Dividend Reinvestment Plan. The Dividend Reinvestment Plan that is in effect as of July 1, 2011 is described below.

Pursuant to the Fund’s Dividend Reinvestment Plan (the Plan), distributions of dividends and capital gains are automatically reinvested in common shares of the Fund by The Bank of New York Mellon (the Plan Agent). Every shareholder holding at least one full share of the Fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the Fund after June 30, 2011 and holds at least one full share of the Fund will be automatically enrolled in the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash.

If the Fund declares a dividend or distribution payable either in cash or in common shares of the Fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the Fund’s net asset value per share (NAV), the Fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the New York Stock Exchange (the NYSE) or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the Fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the Fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

26	Premium Dividend Fund | Semiannual report

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the Fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the Fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the Fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell Fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.bnymellon.com/shareowner/equityaccess. The Plan Agent will mail a check to you (less applicable brokerage trading fees) on settlement date, which is three business days after your shares have been sold. If you choose to sell your shares through your stockbroker, you will need to request that the Plan Agent electronically transfer your shares to your stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.bnymellon.com/shareowner/equityaccess. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If you withdraw, your shares will be credited to your account; or, if you wish, the Plan Agent will sell your full and fractional shares and send you the proceeds, less a transaction fee of $5.00 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the Fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.bnymellon.com/shareowner/equityaccess. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If you wish to participate in the Plan and your shares are held in the name of a brokerage firm, bank or other nominee, please contact your nominee to see if it will participate in the Plan for you. If you wish to participate in the Plan, but your brokerage firm, bank or other nominee is unable to participate on your behalf, you will need to request that your shares be re-registered in your own name, or you will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by you as representing the total amount registered in your name and held for your account by your nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the Fund.

All correspondence or additional information about the Plan should be directed to The Bank of New York Mellon, c/o BNY Mellon Shareowner Services, c/o Mellon Investor Services, P.O. Box 358035, Pittsburgh, PA 15252-8035 (Telephone: 1-800-852-0218 (within the U.S. and Canada), 1-201-680-6578 (International Telephone Inquiries), and 1-800-231-5469 (For the Hearing Impaired (TDD)).

Semiannual report | Premium Dividend Fund	27

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting

The Fund held its Annual Meeting of Shareholders on January 21, 2011. The following proposal was considered by the shareholders:

Proposal: Election of three (3) Trustees to serve for a three-year term ending at the Annual Meeting of Shareholders in 2014. The votes cast with respect to each Trustee are set forth below.

THE PROPOSAL PASSED ON JANUARY 21, 2011.

	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

James F. Carlin	30,298,457	2,020,420
William H. Cunningham	30,289,996	2,028,881
Gregory A. Russo	30,362,944	1,955,933

The following eight Trustees were not up for election and remain in office: Deborah C. Jackson, Charles L. Ladner, Stanley Martin, Patti McGill Peterson, Hugh McHaffie, John A. Moore, Steven R. Pruchansky and John G. Vrysen.

28	Premium Dividend Fund | Semiannual report

More information

Trustees	Officers	Investment adviser
Steven R. Pruchansky,	Keith F. Hartstein	John Hancock Advisers, LLC
Chairperson	President and
James F. Carlin	Chief Executive Officer	Subadviser
William H. Cunningham		John Hancock Asset Management
Deborah C. Jackson*	Andrew G. Arnott	(formerly MFC Global
Charles L. Ladner,*	Senior Vice President	Investment Management
Vice Chairperson	and Chief Operating Officer	(U.S.), LLC)
Stanley Martin*
Hugh McHaffie†	Thomas M. Kinzler	Custodian
Dr. John A. Moore	Secretary and Chief Legal Officer	State Street Bank and
Patti McGill Peterson*		Trust Company
Gregory A. Russo	Francis V. Knox, Jr.
John G. Vrysen†	Chief Compliance Officer	Transfer agent
Mellon Investor Services
*Member of the	Charles A. Rizzo
Audit Committee	Chief Financial Officer	Legal counsel
†Non-Independent Trustee		K&L Gates LLP
Salvatore Schiavone
	Treasurer	Stock symbol
Listed New York Stock
Exchange: PDT

For shareholder assistance refer to page 28

You can also contact us:
	1-800-852-0218	Regular mail:
	jhfunds.com	Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

The Fund is listed for trading on the NYSE and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Semiannual report | Premium Dividend Fund	29

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P20SA 4/11
6/11

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Premium Dividend Fund

By:

/s/ Keith F. Hartstein
Keith F. Hartstein
President and Chief Executive Officer

Date: June 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Keith F. Hartstein
Keith F. Hartstein
President and Chief Executive Officer

Date: June 20, 2011

By:

/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date: June 20, 2011